EXHIBIT 10.1.1

[***] in this exhibit indicates that a confidential portion of the exhibit has been omitted; such portion has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1
TO ORBIMAGE DISTRIBUTION AGREEMENT

     THIS AMENDMENT NO. 1 TO ORBIMAGE DISTRIBUTION AGREEMENT (this “Amendment”) is made and entered into as of January 12, 2004, by and between ORBIMAGE Inc., a Delaware corporation (formerly Orbital Imaging Corporation and renamed ORBIMAGE Inc. upon the effective date of the company’s Plan of Reorganization confirmed under Chapter 11 of the U.S. Bankruptcy Code, “ORBIMAGE”), whose principal place of business is 21700 Atlantic Boulevard, Dulles, Virginia 20166 United States of America, and NTT Data Corporation, a corporation organized and existing under the laws of Japan (“NTT DATA”), whose principal place of business is Toyosu Center Bldg. 3-3, Toyosu 3-Chome, Koto-ku, Tokyo 135 Japan.

RECITALS

     WHEREAS, ORBIMAGE and NTT DATA are parties to that certain ORBIMAGE Distribution Agreement, dated as of March 18, 1999 (the “Agreement”);

     WHEREAS, the Parties desire to amend the Agreement to (i) recognize the launch failure of the OrbView-4 High Resolution Satellite; (ii) reflect ORBIMAGE’s commitment to negotiate with the ORBIMAGE distributor in Korea and use best efforts to obtain access and distribution rights to OrbView Data of Korea for the benefit of NTT DATA, (iii) change the fees payable by NTT DATA to ORBIMAGE for the OrbView Data and Recorded OrbView Data received by NTT DATA from a per image fee to a per minute fee for access to the OrbView-3 Satellite and (iv) reduce the Guaranteed Annual Minimum (as defined in Section 8 of the Agreement) payable by NTT DATA to ORBIMAGE during the term of the Agreement on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing recitals, which are incorporated herein by this reference, the mutual covenants, agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Article 1 — Amendment to Section 1 of the Agreement

     (a) ORBIMAGE and NTT DATA hereby amend Section 1 of the Agreement by adding the following additional defined terms:

          “Access Fee” has the meaning set forth in Section 8(c)(ii) of the Agreement.

          “Imaging Time” means the period of time measured in minutes and seconds that the OrbView-3 High Resolution Satellite actually spends imaging and slewing between targets during daylight hours when the OrbView-3 High Resolution Satellite is within the Effective Imaging Range and/or transmitting OrbView Data or Recorded OrbView Data to the Designated Earth Station.”

     (b) ORBIMAGE and NTT DATA hereby acknowledge the launch failure of the OrbView-4 High Resolution Satellite in September 2001. Accordingly, the parties agree that

ORBITAL IMAGING CORPORATION
CONFIDENTIAL AND PROPRIETARY

the defined term High Resolution Satellite or High Resolution Satellites as used in this Agreement refers solely to the OrbView-3 High Resolution Satellite.

Article 2 – Amendment to Section 2 of the Agreement

     (a) ORBIMAGE and NTT DATA hereby amend Section 2 of the Agreement by deleting Section 2(b)(ii) in its entirety and replacing it with the following:

               “(ii) NTT DATA shall have the right to create a single type of Value-Added Product (including Basic Products) from OrbView Data contained in the Unprocessed Data Archive in consideration of the payment of the Access Fee described in Section 8(a). NTT DATA shall have the right to create additional types of Value-Added Products (including Basic Products) from the same OrbView Data if it pays ORBIMAGE the Additional Processing Fee set forth in Section 8(a) for each new type of Value-Added Product or Basic Product created therefrom. The Access Fee and Additional Processing Fees shall also entitle NTT DATA to sell and otherwise distribute all or any portion of the resulting types of Value-Added Products or Basic Products in accordance with this Agreement without payment of any additional compensation to ORBIMAGE. Further, NTT DATA shall have the right to create additional Value-Added Products or Basic Products based upon products contained in the Product Archive, or to make any enhancements of any nature to such products, if NTT DATA pays the Additional Processing Fee described in Section 8(a). For the avoidance of doubt, Exhibit A hereto sets forth an example of the foregoing. This Section 2(b)(ii) shall not apply to Value-Added Products and Basic Products created from OrbView Data contained in the OrbNet Archive.”

     (b) ORBIMAGE and NTT DATA hereby amend Section 2 of the Agreement by deleting Section 2(b)(iv) in its entirety and replacing it with the following:

               “(iv) Notwithstanding anything in Sections 2(b)(ii) and (iii) to the contrary, it is the intent of the parties that NTT DATA shall only be required to pay the Access Fee (and not the Additional Processing Fee) if in order to create a Value-Added Product from OrbView Data the Designated Earth Station’s systems first require that NTT DATA process such OrbView Data into a Basic Product before it can further process the resulting Basic Product into a Value-Added Product. Thereafter, each time NTT DATA processes such Basic Product or the resulting Value-Added Product to create another type of Value-Added Product, it shall pay ORBIMAGE the Additional Processing Fee. For the avoidance of doubt, Exhibit A hereto sets forth an example of the foregoing.”

Article 3 – Amendment to Section 3 of the Agreement

     (a) ORBIMAGE and NTT DATA hereby amend Section 3(b) of the Agreement by deleting Section 3(b) in its entirety and replacing it with the following:

               “(b) Reception Rights. Subject to the terms and conditions of this Agreement, including, without limitation, Section 5, NTT DATA shall have the following reception rights:

          (i) Exclusive Territory. NTT DATA shall have the right to receive OrbView Data of the Exclusive Territory at the Designated Earth Station when the

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY

OrbView-3 High Resolution Satellite is within the Effective Imaging Range of the Exclusive Territory, as follows:

                    (A) NTT DATA shall have the right to receive a minimum of [****************************] minutes of OrbView-3 High Resolution Satellite Imaging Time of the Exclusive Territory per Operational Year (“Priority OrbView Images”); and

                    (B) During the term of this Agreement and subject to satellite availability as determined by ORBIMAGE, NTT DATA shall have the right to use additional OrbView-3 High Resolution Satellite Imaging Time of the Exclusive Territory per Operational Year (i) on a non-priority basis (“Non-Priority OrbView Images”) and (ii) on a priority basis (also referred to herein as “Priority OrbView Images”).

          (ii) Non-Exclusive Territory. During the term of this Agreement and subject to satellite availability as determined by ORBIMAGE, NTT DATA shall have the right to receive OrbView Data of the Non-Exclusive Territory at the Designated Earth Station on a priority basis (also referred to herein as “Priority OrbView Images”) and on a non-priority basis (also referred to herein as “Non-Priority OrbView Images”) when the High Resolution Satellites are within the Effective Imaging Range of the Non-Exclusive Territory. Notwithstanding anything in this Section 3(b)(ii) to the contrary, ORBIMAGE shall have the right to limit or terminate the rights of NTT DATA to receive OrbView Data of the Non-Exclusive Territory as provided in Section 2(e).

          (iii) Standard Operating Procedures. All requests for OrbView Data hereunder will be in accordance with ORBIMAGE’s Standard Operating Procedures, to be provided to NTT DATA by ORBIMAGE prior to the launch of the first High-Resolution Satellite, as such procedures may be amended by ORBIMAGE from time to time (the “Standard Operating Procedures”).”

     (b) ORBIMAGE and NTT DATA hereby amend Section 3(c)(i) of the Agreement by deleting Section 3(c)(i) in its entirety and replacing it with the following:

          “(i) During the term of this Agreement and subject to satellite availability as determined by ORBIMAGE, NTT DATA shall have the non-priority right to receive OrbView Images of any area in the world outside of the Territory (“Recorded OrbView Images”). NTT DATA shall also have the right to receive Recorded OrbView Images on a priority basis subject to satellite availability as determined by ORBIMAGE. For purposes of this Agreement, the OrbView Data from which such images are generated shall be referred to as “Recorded OrbView Data.” Recorded OrbView Data will be stored on the High Resolution Satellite’s recorder and shall be delivered to NTT DATA in such manner as ORBIMAGE shall determine. All requests for Recorded OrbView Data shall be in accordance with ORBIMAGE’s Standard Operating Procedures.”

Article 4 – Amendment to Section 4 of the Agreement

     ORBIMAGE and NTT DATA hereby amend Section 4 of the Agreement by adding the following new subsection (e):

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY

     “(e) Program Review. Upon NTT DATA’s written request and no earlier than six (6) months after the Operational Date, ORBIMAGE agrees to review with NTT DATA the ORBIMAGE High Resolution Satellite program, delivery of Orbview Data and payment terms, and to amend the relevant terms of this Agreement if necessary. ”

Article 5 — Amendment to Section 5 of the Agreement

     ORBIMAGE and NTT DATA hereby amend Section 5(c) of the Agreement by deleting Section 5(c) in its entirety and replacing it with the following:

               “(c) Notwithstanding herein anything to the contrary, NTT DATA’s rights under this Agreement are subject to the following limitations: (i) NTT DATA has no right to distribute in Korea OrbView Data of Korea obtained from the OrbView-3 High Resolution Satellite or any Basic Products and Value-Added Products derived therefrom; (ii) ORBIMAGE’s current Korean licensee has priority use of the OrbView-3 High Resolution Satellite when the OrbView-3 High Resolution Satellite is within the Effective Imaging Range of Korea; and (iii) NTT DATA’s right to receive OrbView Data of Korea from the OrbView-3 High Resolution Satellite is subject to the consent of ORBIMAGE’s current Korean licensee. Nevertheless, ORBIMAGE shall negotiate with the Korean licensee and use best efforts to obtain access and distribution rights to OrbView Data of Korea from the Korean licensee which ORBIMAGE would then make available to NTT DATA on terms and conditions agreed to by ORBIMAGE and NTT DATA.”

Article 6 – Amendment to Section 8 of the Agreement

     (a) ORBIMAGE and NTT DATA hereby amend Section 8(a) of the Agreement by deleting Section 8(a) in its entirety and replacing it with the following:

          “(a) Processing Fees for OrbView Data Contained in the Unprocessed Data Archive.

               (i) Access Fee for Tasked OrbView Data. NTT DATA agrees to pay ORBIMAGE the Access Fee for each minute of OrbView-3 High Resolution Satellite Imaging Time used by NTT DATA to receive OrbView Data at the Designated Earth Station pursuant to Section 3(b).

               (ii) Additional Processing Fees. NTT DATA agrees to pay ORBIMAGE the following additional processing fees (collectively, the “Additional Processing Fees”):

                    (A) Recorded OrbView Data.

(1) NTT DATA agrees to pay ORBIMAGE an amount equal to the Access Fee for each minute of OrbView-3 High Resolution Satellite Imaging Time used by NTT DATA to receive Recorded OrbView Data at the Designated Earth Station pursuant to Section 3(c) [************].

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY

                    (2) NTT DATA agrees to pay ORBIMAGE the following amounts for Recorded OrbView Data delivered to NTT DATA other than by downlink from the OrbView-3 High Resolution Satellite to the Designated Earth Station: [******************************************************* ***************].

(B) New Value-Added Products. NTT Data agrees to pay ORBIMAGE an additional processing fee [***********************] each time it creates a new type of Value-Added Product (including Basic Products) from an OrbView Image in the Unprocessed Data Archive or the Product Archive, as described in Section 2(b)(ii).

     (iii) Payment terms. Access Fees shall be payable on a monthly basis as provided in Section 8(e) based upon the month in which the applicable OrbView Data is received by NTT DATA, whether or not NTT DATA ever processes the OrbView Data. Additional Processing Fees shall be payable on a monthly basis as provided in Section 8(e) based upon the month in which the additional processing was performed. The Access Fees and Additional Processing Fees are payable whether or not NTT DATA sells any resulting Basic Products or Value-Added Products.”

     (c) ORBIMAGE and NTT DATA hereby amend Section 8(c) of the Agreement by deleting Section 8(c) in its entirety and replacing it with the following:

          “(c)(i) Guaranteed Annual Minimum. In consideration of the rights granted under this Agreement, NTT DATA shall pay ORBIMAGE minimum fees in the amount of Three Million Five Hundred Thousand U.S. Dollars ($3,500,000) per Operational Year during the term of this Agreement (the “Guaranteed Annual Minimum”). If, at the end of any Operational Year, the fees paid by NTT DATA pursuant to Sections 8(a) and 8(b) are less than the amount of the Guaranteed Annual Minimum for that Operational Year, then NTT DATA shall pay ORBIMAGE the balance within thirty (30) days of NTT DATA’s receipt of ORBIMAGE’s invoice for such amount.

          (ii) Access Fees. NTT DATA shall pay to ORBIMAGE the (1) per minute fees set forth below to access the OrbView-3 High Resolution Satellite in order to receive OrbView Data and Recorded OrbView Data pursuant to Section 3 of this Agreement (the “Access Fees”):

Total Cumulative Fees Received By
ORBIMAGE During Each Operational
Year	Per Minute Access Fee
Up to $3,500,000	[********]
$3,500,001 to $4,500,000	[********]
$4,500,001 to $6,000,000	[********]
$6,000,001 to $7,000,000	[********]
Over $7,000,000	[********]

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY

For example, NTT DATA will pay an Access Fee of [*******] until ORBIMAGE receives $3,500,000 in fees from NTT DATA pursuant to Sections 8(a) and 8(b) during each Operational Year. Once ORBIMAGE receives $3,500,000, the Access Fee [*************] until ORBIMAGE receives a cumulative amount of $4,500,000 in fees from NTT DATA pursuant to Sections 8(a) and 8(b) during the Operational Year. Once ORBIMAGE receives $4,500,000, the Access Fee [*************] until ORBIMAGE receives a cumulative amount of $6,000,000 in fees from NTT DATA pursuant to Sections 8(a) and 8(b) during the Operational Year. Once ORBIMAGE receives $6,000,000, the Access Fee [*************] until ORBIMAGE receives a cumulative amount of $7,000,000 in fees from NTT DATA pursuant to Sections 8(a) and 8(b) during the Operational Year. Once ORBIMAGE receives $7,000,000, the Access Fee [*************] and becomes fixed at this amount for the remaining term of the Operational Year. At the beginning of the following Operational Year the Access Fee is again set at [*************************]in accordance with this Section 8(c)(ii) based on the total cumulative fees paid to ORBIMAGE during the Operational Year.”

     (c) ORBIMAGE and NTT DATA hereby amend Section 8(e)(i) of the Agreement by deleting Section 8(e)(i) in its entirety and replacing it with the following:

          “(e) Payments by NTT DATA.

(i) Monthly Reports. No later than the seventh (7th) business day of each month during each Operational Year, ORBIMAGE shall have received from NTT DATA a report listing (A) the OrbView-3 High Resolution Satellite Imaging Time used by NTT DATA to receive OrbView Data, Recorded OrbView Data and Third-Party OrbView Data at the Designated Earth Station, (B) the number OrbView Images subject to the Additional Processing Fees during the previous month, and (C) such other information as ORBIMAGE shall reasonably request solely for the purpose of confirming the amounts owed by NTT DATA hereunder.”

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY

Article 7 – Amendment to Exhibit A of the Agreement

     ORBIMAGE and NTT DATA hereby amend Exhibit A to the Agreement by deleting Exhibit A in its entirety and replacing it with the following:

“Exhibit A

Example: Access Fees and Additional Processing Fees

2(b)(ii). The Access Fee entitles NTT DATA to create one type of Value-Added Product (including Basic Product) from a particular OrbView Image generated from OrbView Data contained in the Unprocessed Data Archive (for example, a Level 1 system-corrected product). The Level 1 system-corrected product becomes part of the Product Archive and NTT DATA is entitled to distribute all or any portion of such resulting product in accordance with this Agreement without the payment of any additional compensation to ORBIMAGE. If NTT DATA creates a different type of Basic Products and/or Value-Added Product from the particular OrbView Image (for example, a Level 2 precision-corrected product) NTT DATA must pay ORBIMAGE the Additional Processing Fee set forth in Section 8(a)(ii)(B). The Level 2 precision-corrected product becomes part of the Product Archive and NTT DATA is entitled to distribute all or any portion of such resulting product in accordance with this Agreement without the payment of any additional compensation to ORBIMAGE. In like manner, NTT DATA must pay the Additional Processing Fee set forth in Section 8(a)(ii)(B) each time it creates a new type of Basic Product or Value-Added Product from the particular OrbView Image (for example, an ortho image). In addition, NTT DATA must pay the Additional Processing Fee set forth in Section 8(a)(ii)(B) each time it creates a new type of Basic Product or Value-Added Product from a Value-Added Product contained in the Product Archive.

2(b)(iv). If NTT Data desires to create a particular type of Value-Added Product (for example, a Level 5 thematic map) from OrbView Data, and the Designated Earth Station’s systems require that the OrbView Data first be processed into a Basic Product (for example, a Level 1 system-corrected product) before NTT DATA can further process the Basic Product into the desired Value-Added Product, NTT DATA is only required to pay the Access Fee (and not the Additional Processing Fees). Thereafter, NTT DATA must pay the Additional Processing Fee set forth in Section 8(a)(ii)(B) each time it further processes such Basic Product (here, the Level 1 system-corrected product) or the resulting Value-Added Product (here, a Level 5 thematic map) into a new type of Value-Added Product.”

Article 8 — Miscellaneous

     (a) Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

     (b) Except as expressly modified or amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

     (c) This Amendment may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY

ORBIMAGE INC.	NTT DATA CORPORATION

By :	By :

Matthew O’Connell
Chief Executive Officer

ORBIMAGE INC.
CONFIDENTIAL AND PROPRIETARY